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                COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES


                                                                   Exhibit 32.1


                        CERTIFICATION OF CEO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Comprehensive Care Corporation (the "Company") on Form 10-K for the period ending May 31, 2003 as filed with the Securities and Exchange Commission on September 5, 2003 (the "Report"), Mary Jane Johnson, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Mary Jane Johnson
                                        ---------------------------------------
                                        Mary Jane Johnson
                                        Chief Executive Officer
                                        September 5, 2003


This certification accompanies this Report pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Comprehensive Care Corporation and will be retained by Comprehensive Care Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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